EXHIBIT 10.2
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               AMENDMENT TO PROMISSORY NOTE AND SECURITY AGREEMENT
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     1.   The  Promissory  Note dated April 21, 2004 and payable by Diamond One,
Inc. to Robert Chramosta is amended such that the principal amount of the Note is $95,000.

     2. The Security Agreement dated April 21, 2004 between Diamond One, Inc. as the debtor and Robert Chramosta as the secured party is amended such that the amount payable to the secured party is $95,000.


Dated:  August 31, 2004                      DIAMOND ONE, INC.



                                             By  /s/ Troy Fullmer
                                               ---------------------------------
                                                 Troy Fullmer, Secretary



                                                 /s/ Robert Chramosta
                                               ---------------------------------
                                                 Robert Chramosta